March 1, 2021

BNY MELLON ETF TRUST

-BNY Mellon High Yield Beta ETF

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

BNY Mellon Investment Management has announced its intention to realign several of its investment firms.  As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the "Effective Date"), portfolio managers responsible for managing the fund's investments as employees of Mellon Investments Corporation ("Mellon"), the fund's sub-adviser, will become employees of Insight North America LLC ("INA"), which, like Mellon, is an affiliate of BNY Mellon ETF Investment Adviser, LLC ("BNYM ETF Investment Adviser"), the fund's investment adviser, and will no longer be employees of Mellon.  Consequently, effective as of the Effective Date and subject to the approval of the fund's board, BNYM ETF Investment Adviser will engage INA to serve as the fund's sub-adviser, pursuant to a sub-investment advisory agreement between BNYM ETF Investment Adviser and INA, replacing Mellon.  As the fund's sub-adviser, INA will provide the day-to-day management of the fund's investments, subject to BNYM ETF Investment Adviser's supervision and approval.  It is currently anticipated that the fund's portfolio managers who are responsible for the day-to-day management of the fund's investments will continue to manage the fund's investments as of the Effective Date.  It is also currently anticipated that there will be no material changes to the fund's investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund's sub-adviser.  As is the case under the sub-investment advisory agreement between BNYM ETF Investment Adviser and Mellon, BNYM ETF Investment Adviser (and not the fund) will pay INA for its sub-advisory services.  The rate of sub-investment advisory fee payable by BNYM ETF Investment Adviser to INA will be the same as that currently payable by BNYM ETF Investment Adviser to Mellon pursuant to the respective sub-investment advisory agreements.  In addition, all other material terms and conditions of the proposed sub-investment advisory agreement between BNYM ETF Investment Adviser and INA will be substantially similar to those of the sub-investment advisory agreement between BNYM ETF Investment Adviser and Mellon.

INA is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation registered in the United States with the Securities and Exchange Commission ("SEC") as an investment adviser.  INA is part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment" or "Insight".  Investment advisory services in North America are provided through two different investment advisers registered with the SEC using the brand Insight Investment:  INA and Insight Investment International Limited.  The North American investment advisers are associated with other global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as "Insight" or "Insight Investment."  INA's principal office is located at 200 Park Avenue, New York, New York 10166.  As of December 31, 2020, INA managed approximately $47.8 billion of assets.  Collectively, the investment managers that comprise Insight Investment are responsible for $1.029 trillion in assets under management as of December 31, 2020.  (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by Insight.  These will primarily be the mark-to-market value of investments managed by Insight, including collateral if applicable.  Where a client mandate requires Insight to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)

ETF-STK-0321